Offerings - Offering: 1	Sep. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 5,107,904.55
Fee Rate	0.01381%
Amount of Registration Fee	$ 705.40
Offering Note
(1) On September 18, 2026, the Registrant offered to purchase up to 1,621,557 shares of its common stock at a price equal to the net asset value per share as of October 31, 2026. For purposes of estimating the transaction valuation, we utilized the net asset value per share of $3.15 as of July 31, 2026.
(2) Calculated as 100% of the Transaction Valuation.